                                 FIRST AMENDMENT
                                       TO
                           THIRD AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

      This First Amendment to Third Amended and Restated Revolving Credit Agreement dated November 1, 2002 (the "First Amendment"), by and among ENERGY PARTNERS, LTD., a Delaware corporation (the "Parent Borrower"), EPL OF LOUISIANA, L.L.C., a Louisiana limited liability company, and DELAWARE EPL OF TEXAS, LLC, a Delaware limited liability company (collectively called "Subsidiary Borrower") (the Parent Borrower and Subsidiary Borrower are herein collectively called "Borrower"), BANK ONE, NA, a national banking association ("Bank One") as a Bank, as the LC Issuer and as Administrative Agent for the Banks (in such latter capacity and together with its successors and permitted assigns in such capacity, the "Administrative Agent"), and each of the undersigned Banks, shall be deemed to have become effective as of July 28, 2003 ("Effective Date") upon its execution by Borrower and the Required Banks, including Administrative Agent.

                              W I T N E S S E T H:

      WHEREAS, Borrower, the Banks, the LC Issuer and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated November 1, 2002 (the "Credit Agreement"); and

      WHEREAS, Borrower and the Required Banks, including Administrative Agent, desire to amend the Credit Agreement as stated herein;

      NOW, THEREFORE, in consideration of the premises and for Ten Dollars ($10.00) and other good and valuable consideration received by each party hereto, and each intending to be legally bound hereby, the parties agree as follows:

      I. Specific Amendments to Credit Agreement.

      Article I, DEFINITIONS, of the Credit Agreement is hereby amended by adding the following definitions thereto:

      "First Amendment" means the First Amendment dated effective as of July 28, 2003 to the Credit Agreement.

      "Indenture" means the indenture as described in the Senior Unsecured Note Offering Circular, with any material differences between the provisions of the indenture as described in the Senior Unsecured Note Offering Circular and the final form of the indenture being subject to the approval of the Required Banks, in their sole discretion.

      "Senior Unsecured Notes" means those certain unsecured senior obligations of the Parent Borrower in the maximum aggregate principal amount of $150,000,000.00, all as more fully described in the Senior Unsecured Note Offering Circular.

      "Senior Unsecured Note Offering Circular" means that certain Preliminary Confidential Offering Circular dated July 18, 2003, that summarizes the material provisions of the indenture to be applicable to the unsecured senior obligations to be issued by the Parent Borrower in the maximum aggregate principal amount of $150,000,000.00, maturing no earlier than July 1, 2010, and bearing interest at the rate of not greater than nine percent (9.0%) per annum; with any material modifications made to said Preliminary Confidential Offering Circular in the Indenture being subject to the approval of the Required Banks, in their sole discretion.

      Article I, DEFINITIONS, of the Credit Agreement is hereby further amended by revising the following definition to read:

      "EBITDAX" means, for any reporting period, Parent Borrower's and its Subsidiaries' net income on a consolidated basis before deductions for interest expense, taxes, depreciation, depletion, amortization, dry hole costs, exploration expenses, and non-cash compensation expense.

      Article I, DEFINITIONS, of the Credit Agreement is hereby further amended by revising subparagraph (J) of the definition of "Permitted Indebtedness" to read as follows:

      (J) The Indebtedness evidenced by the Buyer Senior Subordinated Notes, not to exceed at any time an outstanding principal balance thereunder of Thirty-Eight Million, Five Hundred Thousand Dollars ($38,500,000.00), subject to the provisions set forth in Section 5.35, and terminating in any event not later than 5:00 PM Central Standard Time on the seventh day after the closing of the Senior Unsecured Notes, provided, however, that if Parent Borrower timely calls the Buyer Senior Subordinated Notes for payment, but any holder of Buyer Senior Subordinated Notes fails to present its Notes for payment within five (5) days after the closing of the Senior Unsecured Notes, then the Indebtedness evidenced by any such Buyer Senior Subordinated Notes that have not been presented for payment shall continue to be Permitted Indebtedness until 5:00 p.m. Central Standard Time on the second Business Day after such Notes are presented for payment by the holder thereof so long as Parent Borrower is making reasonable commercial efforts to cause the holder of such Notes to present them for payment;

      Article I, DEFINITIONS, of the Credit Agreement is hereby further amended by deleting the word "and" following subparagraph (L) of the definition of "Permitted Indebtedness," adding "; and" in place of the period after subparagraph (M) thereof, and adding thereto the following new subparagraph (N):

      (N) The Indebtedness evidenced by the Senior Unsecured Notes, subject to the provisions set forth in Section 5.35, together with any guaranty by Borrower's Subsidiaries of the Indebtedness evidenced by the Senior Unsecured Notes.

      Section 2.06, Borrowing Base Determination, of the Credit Agreement is hereby amended by replacing the first four sentences thereof with the following text:

      The Borrowing Base in effect from the date of the First Amendment until October 31, 2003, is One Hundred Million Dollars ($100,000,000.00), unless redetermined prior to October 31, 2003, in accordance with the further provisions of this Section 2.06. Upon the issuance of the Senior Unsecured Notes the Borrowing Base shall automatically reduce to Sixty Million Dollars ($60,000,000.00), and the Borrowing Base shall continue at that reduced level until again redetermined as set forth in this Agreement. If the Borrowing Base is not automatically reduced pursuant to the preceding sentence or otherwise redetermined pursuant to this Section 2.06 on or before October 31, 2003, then on November 1, 2003, the Borrowing Base shall automatically reduce to Ninety Million Dollars ($90,000,000.00), and it shall continue at that level until redetermined as set forth in this Agreement. On or before each October 1 and April 1 until the Facility Termination Date, beginning October 1, 2003, the Borrower shall furnish to the Administrative Agent a report, in form and substance satisfactory to the Administrative Agent, which report shall set forth, as of each preceding July 1 or January 1, as applicable, the Proved Reserves attributable to the Borrowing Base Oil and Gas Properties

      Section 5.03, Quarterly Unaudited Financial Statements, of the Credit Agreement is hereby amended by substituting the words "sixtieth (60th)" in place of the words "forty-fifth (45th)" that appear therein.

      Section 5.03, Quarterly Unaudited Financial Statements, is hereby further amended and Section 5.04, Annual Audited Financial Statements is hereby amended by deleting from each such section the words "and consolidating".

      Article V, AFFIRMATIVE COVENANTS, of the Credit Agreement is hereby amended by adding the following new Sections thereto:

            Section 5.35 Issuance of Senior Unsecured Notes and Payment of Buyer Senior Subordinated Notes. Parent Borrower shall issue the Senior Unsecured Notes, if at all, on or before September 30, 2003. Promptly after the issuance of such Senior Unsecured Notes, and in any event not later than 5:00 PM Central Standard Time on the seventh day thereafter, Parent Borrower shall use a portion of the proceeds thereof to redeem in full the unpaid principal and all accrued, unpaid interest due on the Buyer Senior Subordinated Notes.

            Section 5.36 Notification of Correspondence. Immediately notify Agent of all correspondence received from the holders of the Senior Unsecured Notes or their representatives that declare or address in any respect the existence or alleged existence of any default or event of default relating to the Senior Unsecured Notes or the Indenture.

      Article VI, NEGATIVE COVENANTS, of the Credit Agreement is hereby amended by adding the following new Sections thereto:

            Section 6.19 Notification of Payments to Senior Unsecured Note Holders. Make principal payments to the holders of Senior Unsecured Notes without having first given advance written notice thereof to Agent, accompanied by a certificate that such payments will not result in any Event of Default or Unmatured Event of Default under the Credit Agreement.

      III. Reaffirmation of Representations and Warranties. To induce the Banks to enter into this First Amendment, the Borrower hereby reaffirms, as of the date hereof, that its representations and warranties contained in Article IV of the Credit Agreement, as amended hereby, and in all other documents executed pursuant thereto are true and correct as though such representations and warranties had been made on such date, except such as are expressly limited to a prior date, which shall be true and correct as of such prior date, and additionally represents and warrants as follows:

            A. The execution and delivery of this First Amendment and the performance by the Borrower of its obligations under this First Amendment are within the Borrower's power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower.

            B. The Credit Agreement, as amended by this First Amendment, represents the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its respective terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

            C. No Event of Default or Unmatured Event of Default has occurred and is continuing as of the date hereof.

      IV. Defined Terms. Except as amended hereby, terms used herein that are defined in the Credit Agreement shall have the same meanings herein.

      V. Reaffirmation of Credit Agreement. This First Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

      VI. Entire Agreement. The Credit Agreement, as hereby amended, embodies the entire agreement between the Borrower and the Banks and supersedes all prior proposals, agreements and understandings relating to the subject matter hereof. The Borrower certifies that it is relying on no representation, warranty, covenant or agreement except for those set forth in the Credit Agreement, as hereby amended, and in the other documents previously executed or executed of even date herewith.

      VII. Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This First Amendment has been entered into in Harris County, Texas, and it shall be performable for all purposes in Harris County, Texas. Courts within the State of Texas shall have jurisdiction over any and all disputes between the Borrower and the Bank, whether in law or equity, including, but not limited to, any and all disputes arising out of or relating to this First Amendment or any other Security Instrument; and venue in any such dispute whether in federal or state court shall be laid in Harris County, Texas.

      VIII. Severability. Whenever possible each provision of this First Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this First Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this First Amendment.

      IX. Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

      X. Section Captions. Section captions used in this First Amendment are for convenience of reference only, and shall not affect the construction of this First Amendment.

      XI. Successors and Assigns. This First Amendment shall be binding upon the Borrower and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Banks, and the respective successors and assigns of the Banks.

      XII. Non-Application of Chapter 346 of Texas Finance Codes. In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Credit Agreement as hereby further amended or any other Loan Documents or the transactions contemplated hereby.

      XIII. NOTICE. THIS FIRST AMENDMENT TOGETHER WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK. THE FOLLOWING PAGES 6 AND 7 ARE THE SIGNATURE PAGES.]

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day set forth below their respective signatures, but effective as of the Effective Date.

                                        BORROWER:


                                        ENERGY PARTNERS, LTD.

                                        By: /s/ SUZANNE V. BAER
                                            ------------------------------------
                                        Suzanne V. Baer
                                        Executive Vice President and
                                        Chief Financial Officer

                                        Date:                  , 2003
                                             ------------------


                                        EPL OF LOUISIANA, L.L.C.

                                        By: /s/ SUZANNE V. BAER
                                            ------------------------------------
                                        Suzanne V. Baer
                                        Executive Vice President and
                                        Chief Financial Officer

                                        Date:                  , 2003
                                             ------------------


                                        DELAWARE EPL OF TEXAS, LLC
                                        By: /s/ GARY L. HALL
                                            ------------------------------------
                                        Gary L. Hall
                                        President
                                        Date:                  , 2003
                                             ------------------


                                        ADMINISTRATIVE AGENT, LC ISSUER AND
                                        BANK:

                                        BANK ONE, TEXAS, N.A.

                                        By: /s/ THOMAS E. BOTH
                                            ------------------------------------
                                        Thomas E. Both
                                        Director, Capital Markets
                                        Date: July 24, 2003

                                        SYNDICATION AGENT AND BANK:

                                        JP MORGAN CHASE BANK
                                        (formerly known as The Chase Manhattan
                                        Bank)


                                        By: /s/ ROBERT C. MERTENSOTTO
                                            ------------------------------------
                                        Name: Robert C. Mertensotto
                                              ----------------------------------
                                        Title: Managing Director
                                               ---------------------------------
                                        Date: July 28, 2003
                                              ----------------------------------

                                        DOCUMENTATION AGENT AND BANK:

                                        BNP PARIBAS

                                        By: /s/ BRIAN M. MALONE
                                            ------------------------------------
                                        Name: Brian M. Malone
                                              ----------------------------------
                                        Title: Managing Director
                                               ---------------------------------
                                        Date: July 25, 2003
                                              ----------------------------------


                                        BANKS:

                                        WHITNEY NATIONAL BANK

                                        By: /s/ KEVIN P. RAFFERTY
                                            ------------------------------------
                                        Name: Kevin P. Rafferty
                                              ----------------------------------
                                        Title: Senior Vice President
                                               ---------------------------------
                                        Date: July 28, 2003
                                              ----------------------------------

                                        ROYAL BANK OF CANADA

                                        By: /s/ LORNE GARTNER
                                            ------------------------------------
                                        Name: Lorne Gartner
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------
                                        Date: July 28, 2003
                                              ----------------------------------

                                        WELLS FARGO BANK TEXAS,
                                        NATIONAL ASSOCIATION

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
                                        Date:                  , 2003
                                             ------------------


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